SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS [Text Block]

18. SUBSEQUENT EVENTS

Subsequent to the year ended December 31, 2020, the Company closed a private placement raising gross proceeds of approximately CAD$6,370,000 by issuing 7,000,000 units at CAD$0.91 per unit. Each unit consists of one common share and one-half share purchase warrant. Each whole warrant entitles the holder thereof to acquire one common share at a price of CAD$1.15 in year one and CAD$1.30 in year two.

Subsequent to the year ended December 31, 2020, the Company terminated the technology development agreement with the Vendor, including the consulting agreement for $10,000 per month, as described in Note 8. The Company will still maintain all intellectual property rights acquired under the agreement and will still be liable for the 2.5% royalty.